UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-09037

Nuveen Investment Trust III

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: June 30

Date of reporting period: June 30, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Taxable Bond Funds

Annual Report June 30, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class I

Nuveen Symphony Dynamic Credit Fund	NSLAX	NSLCX	NSLIX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets have spent the past year waiting for the U.S. Federal Reserve (Fed) to end its ultra-loose monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty has been a considerable source of volatility for stock and bond prices lately, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

A large consensus expects at least one rate hike before the end of 2015. After all, the U.S. has reached “full employment” by the Fed’s standards and growth has resumed – albeit unevenly. But the picture is somewhat muddled. Inflation has remained stubbornly low, most recently weighed down by an unexpectedly sharp decline in commodity prices since mid-2014. With the Fed poised to tighten and foreign central banks easing, the U.S. dollar has surged against other currencies, which has weighed on corporate earnings and further contributed to commodity price weakness. U.S. consumers have benefited from an improved labor market and lower prices at the gas pump, but the overall pace of economic expansion has been lackluster.

Nevertheless, the global recovery continues to be led by the U.S. Policy makers around the world are deploying their available tools to try to bolster Europe and Japan’s fragile growth, and manage China’s slowdown. Contagion fears ebb and flow with the headlines about Greece and China. Greece reluctantly agreed to a third bailout package from the European Union in July and China’s central bank and government intervened aggressively to try to stem the sell-off in stock prices. But persistent structural problems in these economies will continue to garner market attention.

Wall Street is fond of saying “markets don’t like uncertainty,” and asset prices are likely to continue to churn in the current macro environment. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

August 24, 2015

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Symphony Dynamic Credit Fund

This Fund features portfolio management by Symphony Asset Management LLC (Symphony), an affiliate of Nuveen Investments, Inc. Gunther Stein, CIO/CEO at Symphony and Jenny Rhee serve as the portfolio managers for the Fund. Here they review the U.S economy and market conditions, their management strategies and the performance of the Fund for this twelve-month reporting period ending June 30, 2015.

What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended June 30, 2015?

During this reporting period, the U.S. economy continued to expand at a moderate pace. The Federal Reserve (Fed) maintained efforts to bolster growth and promote progress toward its mandates of maximum employment and price stability by holding the benchmark fed funds rate at the record low level of zero to 0.25% that it established in December 2008. At its October 2014 meeting, the Fed announced that it would end its bond-buying stimulus program as of November 1, 2014, after tapering its monthly asset purchases of mortgage-backed and longer-term Treasury securities from the original $85 billion per month to $15 billion per month over the course of seven consecutive meetings (December 2013 through September 2014). In making the announcement, the Fed cited substantial improvement in the outlook for the labor market since the inception of the current asset purchase program as well as sufficient underlying strength in the broader economy to support ongoing progress toward maximum employment in a context of price stability. The Fed also reiterated that it would continue to look at a wide range of factors, including labor market conditions, indicators of inflationary pressures and readings on financial developments, in determining future actions. Additionally, the Fed stated that it would likely maintain the current target range for the fed funds rate for a considerable time after the end of the asset purchase program, especially if projected inflation continues to run below the Fed’s 2% longer run goal. However, if economic data shows faster progress, the Fed indicated that it could raise the fed funds rate sooner than expected.

The Fed changed its language slightly in December, indicating it would be “patient” in normalizing monetary policy. This shift helped ease investors’ worries that the Fed might raise rates too soon. However, as employment data released early in the year continued to look strong, anticipation began building that the Fed could raise its main policy rate as soon as June. As widely expected, after its March meeting, the Fed eliminated “patient” from its statement but also highlighted the policy makers’ less optimistic view of the economy’s overall health as well as downgraded their inflation projections. The Fed’s April meeting seemed to further signal that a June rate hike was off the table. While the Fed attributed the first quarter’s economic weakness to temporary factors, the meeting minutes from April revealed that many Committee members believed the economic data available in June would be insufficient to meet the Fed’s criteria for initiating a rate increase. The June meeting bore out that presumption, and the Fed decided to keep the target rate near zero. But the Committee also continued to telegraph the likelihood of at least one rate increase in 2015, which many analysts forecasted for September.

According to the government’s advanced estimate, the U.S. economy increased at a 2.3% annualized rate in the second quarter of 2015, as measured by GDP, compared with a decrease of 0.6% in the first quarter of 2015 and increases of 5.0% in the third quarter 2014 and 2.2% in the fourth quarter 2014. The increase in real GDP growth rate from the first quarter of 2015 to the second quarter of 2015 primarily reflects positive contributions from personal consumption expenditures (PCE), exports, state and local government

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

spending, and residential fixed investment that were partly offset by negative contributions from federal government spending, private inventory investment and non-residential fixed investment. The Consumer Price Index (CPI), rose 0.1% year-over-year as of June 2015. The core CPI (which excludes food and energy) increased 1.8% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%. As of June 2015, the U.S. unemployment rate was 5.3%, a level not seen since mid-2008. This figure is also considered “full employment” by some Fed officials. The housing market continued to post consistent gains as of its most recent reading in May 2015. The average home price in the S&P/Case-Shiller Index of 20 major metropolitan areas rose 4.9% for the twelve months ended May 2015 (most recent data available at the time this report was prepared).

For the reporting period, assets across the credit risk spectrum posted positive returns as investor appetite for credit risk returned to the market and risk aversion appeared to subside. However, while broad market performance was admirable for the reporting period, it came with volatility as oil price moves continued to drive large swings in market sentiment, especially within high yield bond markets. Additionally concerns around the pace of domestic and global economic growth, continued signs of weakness out of China, Greece’s continuing debt crisis, a strengthening dollar and geopolitical concerns emanating from the Middle East appeared to further provoke market uncertainty. Also contributing to the volatility among risk assets was a dovish Fed and overall fluid expectations by market participants surrounding the timing of rate hikes in the United States.

At the top of the capital structure, loan markets as measured by the Credit Suisse Leveraged Loan Index posted positive returns for the reporting period and outperformed high yield bonds. On the heels of persistent technical weakness toward the end of 2014, by the end of the reporting period, the loan market had rallied closer to par as the pace of retail outflows materially slowed and institutional demand, predominantly collatorized loan obligation (CLO) issuance, remained strong. In addition, the overall light supply in new issuance for the first quarter in 2015 helped drive prices higher on continued demand for loan assets.

Moving down the capital structure to the high yield corporate bond markets, the reporting period also finished on a positive note. Following an intense bout of volatility and risk aversion led by the energy sector at the end of 2014, the high yield markets rebounded nicely. While the market remained wary of when oil prices would find a floor and the subsequent effect of lower oil prices on the credit worthiness of many energy sector names, the perception that lower oil prices ultimately would benefit the consumer led to outperformance in the retail, food/beverages, and consumer products sectors. On the contrary, metals/mining continued to be susceptible to lower commodity prices and was among the weakest sectors.

How did the Fund perform during this twelve-month reporting period ended June 30, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year and since inception periods ended June 30, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV underperformed both the BofA/Merrill Lynch U.S. High Yield Master II Index and the Lipper Alternative Credit Focus Funds Classification Average for the twelve-month reporting period ended June 30, 2015.

What strategies were used to manage the Fund during the twelve-month reporting period ended June 30, 2015 and how did these strategies influence performance?

Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (ETFs) that provide exposure to debt securities. The Fund seeks to achieve its objective by obtaining long and short investment exposures to debt securities. A long investment exposure is an investment that rises in value with a rise in the value of an asset, asset class or index and declines in value with a decline in the value of that asset, asset class or index. A short investment exposure is an investment that rises in value with a decline in the value of an asset, asset class or index and declines in value with a rise in the value of that asset, asset class or index. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities.

Symphony will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed-income markets (either positive or negative) that it believes is advisable given then current market conditions. The Fund may have

6	Nuveen Investments

long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values. These exposures did fluctuate during the reporting period as market conditions warranted. Our net exposures ranged from 65.8% in January 2015 to 85.8% in October 2014, averaging approximately 76% for the reporting period.

When the Fund engages in a short sale, it sells a security that it does not own at the current market price and delivers to the buyer a security that the Fund has borrowed. The Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Until the borrowed security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. In addition, to borrow the security, the Fund may be required to pay a premium to the lender. The Fund may use all or a portion of the proceeds of its short sales to purchase additional long positions.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment grade or, if unrated, deemed by the Fund’s portfolio managers to be of comparable quality. Below investment grade securities are commonly referred to as high yield or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market (EM) companies, if such securities are denominated in U.S. dollars. The Fund’s investments in EM companies are limited to 25% of net assets.

In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps and options on the foregoing types of swaps.

We base our investment process on both top-down macroeconomic analysis of market trends and pricing, and bottom-up credit analysis of individual companies. After performing initial liquidity and market sector screens to narrow the investable universe of securities, we perform fundamental research to select long positions in issuers we believe have improving credit quality, high recovery value and cheap valuation. We generally take short positions as a tactical portfolio hedge to protect against broad market risks, to express a negative view with respect to a particular industry or sector of the market or with respect to individual issuers, when we view the issuer as having deteriorating credit quality, low recovery value and rich valuation.

While only a modest representation of the Fund’s portfolio, energy holdings were detractors during the reporting period. We began reducing our exposure to the sector ahead of the steep decline in oil prices, but we continued to maintain modest exposures that detracted from overall performance. Our long positions in Sandridge Energy Inc. and Halcon Resources Corporation detracted from performance. Sandridge Energy explores and produces oil and gas in the Texas/Gulf Coast region. The bond weighed on performance during the reporting period as it suffered from broad negative sentiment around the industry. Halcon Resources is an independent energy company focused on the acquisition, production, exploration and development of onshore liquids-rich assets in the U.S. Again, the position detracted as energy securities performed poorly recently as oil prices declined given negative revisions of global oil demand, weaker macroeconomic news and a surging U.S. dollar. We sold our position in Halcon Resources during the reporting period.

Lastly, Affinion Investments LLC detracted from performance. The company is an affinity marketer of membership, insurance, package enhancement and loyalty programs. Year over year revenues for the third quarter of 2014 decreased due primarily to expected declines in membership products revenues, as well as a decline in insurance and package revenues. While this was partially offset by growth in international revenue, the bond detracted from the Fund’s performance. From a quality perspective, the Fund’s long exposures to CCC rated credits was a large detractor during the reporting period.

The food & staples retailing, hotel, restaurant and leisure and health care equipment & supplies industries were strong performers from a contribution standpoint for the reporting period. In particular, the Fund benefited from a long position in Albertsons LLC. The

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

grocery store chain acquired Safeway Inc. during the reporting period. The newly merged company has more than 2,400 stores and over 250,000 employees, which makes it the second largest supermarket chain in North America.

Our long position in Community Health Systems, Inc. also contributed to performance. In January, Community Health Systems, Inc. announced that its wholly-owned subsidiary, FWCT-2 Escrow Corp., planned to offer $1.705 billion aggregate principal amount of Senior Secured Notes due 2021 and $2.875 billion of Senior Notes due 2022. The offering is part of the financing for the proposed acquisition of Health Management Associates, Inc. by Community Health Systems. Community Health Systems said it plans to use the net proceeds of the offering, together with new borrowings under its senior secured credit facilities, to fund the cash consideration for the merger. We sold our position in Community Health Systems later in the reporting period.

Lastly, select short positions were additive to performance, including Emeco Pty Ltd. which provides equipment solutions to the global mining industry. The U.S. dollar strengthened dramatically during the reporting period, which weighed on the prices of all commodities and drove the bond price down. Our short position in Bombardier Inc. also contributed to performance. Shares of the Canadian maker of planes and high-speed trains have slumped as delays and cost overruns on the new CSeries jetliner dragged Bombardier to its first annual loss in almost a decade last year.

The Fund used credit default swaps to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy. The swap positions slightly detracted from performance during the period.

8	Nuveen Investments

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Symphony Dynamic Credit Fund

Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Credit risk is the risk that an issuer may not be able to make interest and principal payments when due, as well as the risk that prices of bonds will decline when an issuer’s credit quality is expected to deteriorate. Investments in below investment grade or high yield securities are subject to liquidity risk and heightened credit risk. The Fund is subject to interest rate risk; as interest rates rise, bond prices fall. The Fund obtains long and short exposures to debt securities both through direct investments (including short sales) and derivatives. The use of derivatives involves substantial financial risks and transaction costs. A short sale involves the sale of a security which the Fund does not own, which is a speculative technique. The Fund will suffer a loss when securities to which it has long exposure decrease in price or when securities to which it has short exposure increase in price. Because the Fund has both long and short exposures to debt securities, the Fund has overall exposure to changes in the value of debt securities that is far greater than its net asset value. This may magnify gains and losses and increase the volatility of the Fund’s returns. In addition, the use of short sales will increase the Fund’s expenses. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as call, convertible security, ETF, frequent trading, income, and loan risks, are described in detail in the Fund’s prospectus.

Dividend Information

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of June 30, 2015, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income. If a portion of the Fund’s monthly distributions was sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

Nuveen Investments	9

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10	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for the Fund is shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect an agreement by the investment adviser to waive certain fees and/or reimburse expenses during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (continued)

Nuveen Symphony Dynamic Credit Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of June 30, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(7.83)%	(1.06)%
Class A Shares at maximum Offering Price	(12.21)%	(4.31)%
BofA/Merrill Lynch U.S. High Yield Master II Index	(0.55)%	2.87%
Lipper Alternative Credit Focus Funds Classification Average	(1.01)%	0.89%

Class C Shares	(8.53)%	(1.82)%
Class I Shares	(7.61)%	(0.82)%

Since inception returns are from 1/15/14. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 4.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	2.77%	3.52%	2.52%
Net Expense Ratios	2.53%	3.28%	2.28%

The Fund’s investment adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividend and interest expense on securities sold short, and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 31, 2016 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.

12	Nuveen Investments

Growth of an Assumed $10,000 Investment as of June 30, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	13

Yields as of June 30, 2015

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A1	Class C	Class I
Dividend Yield	5.06%	4.52%	5.57%
SEC 30-Day Yield – Subsidized	5.35%	4.85%	5.88%
SEC 30-Day Yield – Unsubsidized	3.56%	2.98%	3.99%

1	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding

Summaries as of June 30, 2015

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Symphony Dynamic Credit Fund

Fund Allocation

(% of net assets)

Long-Term Investments
Corporate Bonds	92.2%
Convertible Bonds	0.6%
Total Long Exposure	92.8%
Repurchase Agreements	8.4%
Securities Sold Short
Corporate Bonds Sold Short	(5.2)%
Total Short Exposure	(5.2)%
Other Assets Less Liabilities	4.0%
Net Assets	100%

Portfolio Composition –

Long Exposure

(% of total net assets)

Media	9.9%
Wireless Telecommunication Services	8.3%
Communications Equipment	6.5%
Software	5.5%
Oil, Gas & Consumable Fuels	5.4%
Health Care Equipment & Supplies	4.8%
Pharmaceuticals	4.6%
Road & Rail	4.4%
Food & Staples Retailing	4.2%
Textiles, Apparel & Luxury Goods	3.0%
Hotels, Restaurants & Leisure	2.6%
Insurance	2.2%
Real Estate Investment Trust	2.2%
Electrical Equipment	2.1%
Transportation Infrastructure	1.9%
Commercial Services & Supplies	1.7%
Trading Companies & Distributors	1.6%
Consumer Finance	1.2%
Diversified Financial Services	1.2%
Other	19.5%
Total	92.8%

Portfolio Composition –

Short Exposure

(% of net assets)

Chemicals	(2.1)%
Hotels, Restaurants & Leisure	(2.1)%
Aerospace & Defense	(1.0)%
Total	(5.2)%

Bond Credit Quality

(% of total long exposure)

BBB	1.2%
BB	24.4%
B	40.9%
CCC	33.3%
N/R	0.2%
Total	100%

Bond Credit Quality

(% of total short exposure)

BBB	20.0%
BB	61.3%
B	18.7%
Total	100%

Nuveen Investments	15

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended June 30, 2015.

The beginning of the period is January 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Symphony Dynamic Credit Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,006.80	$1,002.90	$1,008.20
Expenses Incurred During Period	$12.64	$16.34	$11.40
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,012.20	$1,008.48	$1,013.44
Expenses Incurred During Period	$12.67	$16.38	$11.43

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 2.54%, 3.29% and 2.29% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

16	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Symphony Dynamic Credit Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Symphony Dynamic Credit Fund (the “Fund”) as of June 30, 2015, and the related statements of operations and changes in net assets and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets and the financial highlights for the periods presented through June 30, 2014, were audited by other auditors whose report dated August 27, 2014, expressed an unqualified opinion on that statement and those financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2015, by correspondence with the custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of June 30, 2015, the results of its operations, the changes in its net assets, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

August 28, 2015

Nuveen Investments	17

Nuveen Symphony Dynamic Credit Fund

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 92.8%

	CORPORATE BONDS – 92.2%

	Aerospace & Defense – 0.4%

$50	Sequa Corporation, 144A	7.000%	12/15/17	CCC–	$34,000

	Airlines – 1.1%

100	American Airlines Group Inc., 144A	4.625%	3/01/20	B+	96,750

	Chemicals – 1.1%

100	Platform Specialty Products Corporation, 144A	6.500%	2/01/22	BB–	103,250

	Commercial Services & Supplies – 1.7%

200	Jurassic Holdings III, 144A	6.875%	2/15/21	CCC+	156,000

	Communications Equipment – 6.5%

500	Avaya Inc., 144A	7.000%	4/01/19	B1	488,749

100	CommScope Technologies Finance LLC, 144A	6.000%	6/15/25	B	99,625
600	Total Communications Equipment				588,374

	Construction Materials – 0.6%

50	Norbord Inc., 144A	6.250%	4/15/23	Ba2	50,625

	Consumer Finance – 1.2%

100	First Data Corporation	11.750%	8/15/21	CCC+	112,500

	Containers & Packaging – 1.1%

100	Sealed Air Corporation, 144A	5.500%	9/15/25	BB	100,750

	Diversified Consumer Services – 1.1%

100	Ahern Rentals Inc., 144A	7.375%	5/15/23	B	98,750

	Diversified Financial Services – 1.2%

100	Argos Merger Sub Inc., 144A	7.125%	3/15/23	B–	104,750

	Diversified Telecommunication Services – 0.9%

100	IntelSat Limited	8.125%	6/01/23	CCC+	83,000

	Electric Utilities – 1.1%

100	PPL Energy Supply LLC, 144A	6.500%	6/01/25	BB–	100,000

	Electrical Equipment – 2.1%

100	EnerSys, 144A	5.000%	4/30/23	BB+	98,906

100	General Cable Corporation	5.750%	10/01/22	B	93,750
200	Total Electrical Equipment				192,656

	Energy Equipment & Services – 1.1%

100	NGPL PipeCo LLC, 144A	7.119%	12/15/17	CCC+	102,500

18	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Food & Staples Retailing – 4.2%

$266	Albertsons Holdings LLC/Saturn Acquisition Merger Sub Inc., 144A	7.750%	10/15/22	B2	$282,625

100	Rite Aid Corporation, 144A	6.125%	4/01/23	B	103,000
366	Total Food & Staples Retailing				385,625

	Food Products – 1.2%

100	WhiteWave Foods Company	5.375%	10/01/22	BB–	105,500

	Health Care Equipment & Supplies – 4.8%

80	Hologic Incorporated, 144A, (WI/DD)	5.250%	7/15/22	BB	81,700

100	Kinetic Concepts	12.500%	11/01/19	CCC+	108,000

50	Ortho-Clinical Diagnostics Inc., 144A	6.625%	5/15/22	CCC+	43,875

200	THC Escrow Corporation II., 144A	6.750%	6/15/23	B–	204,000
430	Total Health Care Equipment & Supplies				437,575

	Health Care Providers & Services – 1.1%

100	Mallinckrodt International Finance SA, 144A	5.500%	4/15/25	BB–	97,000

	Hotels, Restaurants & Leisure – 2.6%

50	Interval Acquisition Corporation, 144A	5.625%	4/15/23	BB–	50,625

200	Scientific Games Corporation	8.125%	9/15/18	B–	189,000
250	Total Hotels, Restaurants & Leisure				239,625

	Household Products – 1.1%

100	Sprectum Brands Inc., 144A	5.750%	7/15/25	BB–	101,500

	Insurance – 2.2%

200	Hockey Merger Sub 2 Inc., 144A	7.875%	10/01/21	CCC+	204,000

	Internet & Catalog Retail – 1.1%

100	Netflix Incorporated, 144A	5.500%	2/15/22	B+	103,250

	Marine – 1.1%

100	Global Ship Lease Inc., 144A	10.000%	4/01/19	B	104,250

	Media – 9.9%

400	Affinion Investments LLC	13.500%	8/15/18	CCC–	176,000

100	Altice US Finance I Corporation, 144A	5.375%	7/15/23	BB–	97,500

100	Cable One Inc., 144A	5.750%	6/15/22	BB	101,250

412	Clear Channel Communications, Inc.	14.000%	2/01/21	CCC–	292,605

100	Dish DBS Corporation	5.875%	11/15/24	BB–	96,063

100	Media General Financing Sub Inc., 144A	5.875%	11/15/22	B+	101,250

40	Sirius XM Radio Inc., 144A	5.375%	4/15/25	BB	38,600
1,252	Total Media				903,268

	Metals & Mining – 1.1%

100	Signode Industrial Group, 144A	6.375%	5/01/22	CCC+	97,000

Nuveen Investments	19

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	June 30, 2015

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Multiline Retail – 1.1%

$100	Family Tree Escrow LLC, 144A	5.750%	3/01/23	Ba3	$104,500

	Oil, Gas & Consumable Fuels – 4.8%

125	EnQuest PLC, 144A	7.000%	4/15/22	B	98,750

260	Northern Blizzard Resources Inc., 144A	7.250%	2/01/22	B	248,300

200	Sandridge Energy Inc.	7.500%	3/15/21	Caa2	87,500
585	Total Oil, Gas & Consumable Fuels				434,550

	Pharmaceuticals – 4.6%

100	Endo Finance LLC / Endo Finco Inc., 144A, (WI/DD)	6.000%	7/15/23	B1	102,250

100	JLL Delta Dutch Newco BV, 144A	7.500%	2/01/22	CCC+	104,250

100	JLL/Delta Dutch Pledgeco BV, 144A	8.750%	5/01/20	CCC+	101,500

80	VRX Escrow Corp., 144A	5.875%	5/15/23	B1	82,000

30	VRX Escrow Corp., 144A	6.125%	4/15/25	B1	30,863
410	Total Pharmaceuticals				420,863

	Professional Services – 1.1%

100	Nielsen Finance LLC Co, 144A	5.000%	4/15/22	BB+	98,000

	Real Estate Investment Trust – 2.2%

100	Communications Sales & Leasing Inc., 144A	6.000%	4/15/23	BBB–	97,801

100	Communications Sales & Leasing Inc., 144A	8.250%	10/15/23	BB	98,250
200	Total Real Estate Investment Trust				196,051

	Road & Rail – 4.4%

528	JCH Parent Inc., 144A	10.500%	3/15/19	CCC–	397,414

	Semiconductors & Semiconductor Equipment – 1.0%

100	Advanced Micro Devices, Inc.	7.750%	8/01/20	B–	87,000

	Software – 5.5%

200	Balboa Merger Sub Inc., 144A	11.375%	12/01/21	CCC	198,750

200	Infor Software Parent LLC and Infor Software Parent Inc., 144A	7.125%	5/01/21	CCC+	200,500

100	SS&C Technologies Holdings, Inc., 144A, (WI/DD)	5.875%	7/15/23	B+	101,000
500	Total Software				500,250

	Specialty Retail – 1.1%

110	Outerwall Inc., 144A	5.875%	6/15/21	BB–	102,850

	Textiles, Apparel & Luxury Goods – 3.0%

300	Polymer Group Inc., 144A	6.875%	6/01/19	CCC+	276,000

	Trading Companies & Distributors – 1.6%

150	United Rentals North America Inc.	5.500%	7/15/25	BB–	144,938

	Transportation Infrastructure – 1.9%

175	CEVA Group PLC, 144A	7.000%	3/01/21	B2	168,875

20	Nuveen Investments

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Wireless Telecommunication Services – 8.3%

$200	Altice Financing SA, 144A	6.625%	2/15/23	BB–	$198,560

300	FairPoint Communications Inc., 144A	8.750%	8/15/19	B	312,000

150	Sprint Corporation	7.875%	9/15/23	B+	146,295

100	UPCB Finance Limited, 144A	5.375%	1/15/25	BB	95,450
750	Total Wireless Telecommunication Services				752,305
$9,106	Total Corporate Bonds (cost $9,082,920)				8,386,094

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CONVERTIBLE BONDS – 0.6%

	Oil, Gas & Consumable Fuels – 0.6%

$50	Cobalt International Energy, Inc.	2.625%	12/01/19	CCC–	$36,906

50	Energy and Exploration Partners Inc., 144A	8.000%	7/01/19	N/R	16,000
$100	Total Convertible Bonds (cost $60,683)				52,906
	Total Long-Term Investments (cost $9,143,603)				8,439,000

Principal Amount (000)	Description (1)	Coupon	Maturity		Value

	SHORT-TERM INVESTMENTS – 8.4%

	REPURCHASE AGREEMENTS – 8.4%

$762	Repurchase Agreement with Fixed Income Clearing Corporation, dated 6/30/15, repurchase price $762,269, collateralized by $770,000 U.S. Treasury Notes, 1.375%, due 9/30/18, value $778,287	0.000%	7/01/15		$762,269
	Total Short-Term Investments (cost $762,269)				762,269
	Total Investments (cost $9,905,872) – 101.2%				9,201,269

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	SECURITIES SOLD SHORT – (5.2)% (3)

	CORPORATE BONDS SOLD SHORT – (5.2)%

	Aerospace & Defense – (1.0)%

$(100)	Bombardier Inc., 144A	5.750%	3/15/22	B+	$(89,000)

	Chemicals – (2.1)%

(200)	Chemours Co, 144A	6.625%	5/15/23	BB–	(193,750)

	Hotels, Restaurants & Leisure – (2.1)%

(100)	ESH Hospitality Inc., 144A	5.250%	5/01/25	BB–	(97,250)

(100)	Wynn Las Vegas LLC Corporation, 144A	5.500%	3/01/25	BBB–	(95,250)
(200)	Total Hotels, Restaurants & Leisure				(192,500)
$(500)	Total Securities Sold Short (proceeds $493,625)				(475,250)
	Other Assets Less Liabilities – 4.0% (4)				367,512
	Net Assets – 100%				$9,093,531

Nuveen Investments	21

Nuveen Symphony Dynamic Credit Fund (continued)

Portfolio of Investments	June 30, 2015

Investments in Derivatives as of June 30, 2015

Credit Default Swaps outstanding:

Counterparty	Referenced Entity	Buy/Sell Protection (5)	Current Credit Spread (6)	Notional Amount	Fixed Rate (Annualized)	Termination Date	Value	Unrealized Appreciation (Depreciation)
Citibank N.A.	New Albertsons, Inc.	Sell	2.473%	$100,000	5.000%	9/20/19	$10,160	$8,089
Citibank N.A.	Newmont Mining Corporation	Buy	1.339	100,000	1.000	9/20/20	1,652	40
Goldman Sachs	Transocean Ltd.	Buy	6.463	100,000	1.000	9/20/20	22,921	169
JPMorgan	Avon Products, Inc.	Buy	6.540	250,000	5.000	9/20/20	15,924	(2,379)
JPMorgan	Time Warner, Inc.	Buy	1.533	125,000	1.000	9/20/20	3,232	(159)
JPMorgan	Macy’s, Inc.	Buy	0.706	100,000	1.000	9/20/20	(1,499)	(514)
JPMorgan	Nabors Industries Ltd.	Buy	2.805	400,000	1.000	9/20/20	33,913	(648)
JPMorgan	Teck Resources Ltd.	Buy	3.665	150,000	1.000	9/20/20	18,394	343
JPMorgan	Toys “R” Us, Inc.	Buy	14.776	100,000	5.000	9/20/20	30,615	570
JPMorgan	United States Steel Corporation	Buy	5.353	200,000	5.000	9/20/20	254	(1,263)
				$1,625,000			$135,566	$4,248

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(3)	The Fund may pledge up to 100% of its eligible long-term investments in the Portfolio of Investments as collateral for securities sold short. As of the end of the reporting period, long-term investments with a value of $2,173,525 have been pledged as collateral for securities sold short.

(4)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

(5)	The Fund entered into the credit default swaps to gain investment exposure to the referenced entity. Selling protection has a similar credit risk position to owning the referenced entity. Buying protection has a similar credit risk position to selling the referenced entity short.

(6)	The credit spread generally serves as an indication of the current status of the payment/performance risk and therefore the likelihood of default of the credit derivative. The credit spread also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into a credit default swap contract. Higher credit spreads are indicative of higher likelihood of performance by the seller of protection.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of

Assets and Liabilities	June 30, 2015

Assets
Long-term investments, at value (cost $9,143,603)	$8,439,000
Short-term investments, at value (cost approximates value)	762,269
Cash collateral at brokers(1)	416,414
Credit default swaps premiums paid	132,303
Unrealized appreciation on credit default swaps	8,298
Receivable for:
Interest	185,907
Reimbursement from Adviser	1,099
Other assets	4,902
Total assets	9,950,192
Liabilities
Securities sold short, at value (proceeds $493,625)	475,250
Credit default swap premiums received	985
Unrealized depreciation on credit default swaps, net	4,050
Payable for:
Dividends	41,950
Interest on securities sold short	6,199
Investments purchased	280,000
Accrued expenses:
Trustees fees	51
12b-1 distribution and service fees	47
Other	48,129
Total liabilities	856,661
Net assets	$9,093,531
Class A Shares
Net assets	$45,217
Shares outstanding	2,500
Net asset value (“NAV”) per share	$18.09
Offering price per share (NAV per share plus maximum sales charge of 4.75% of offering price)	$18.99
Class C Shares
Net assets	$45,185
Shares outstanding	2,500
NAV and offering price per share	$18.07
Class I Shares
Net assets	$9,003,129
Shares outstanding	497,708
NAV and offering price per share	$18.09
Net assets consist of:
Capital paid-in	$10,052,376
Undistributed (Over-distribution of) net investment income	12,609
Accumulated net realized gain (loss)	(289,474)
Net unrealized appreciation (depreciation)	(681,980)
Net assets	$9,093,531
Authorized shares – per class	Unlimited
Par value per share	$0.01

(1)	Cash segregated and pledged to collateralize the net payment obligations for investments in derivatives and securities sold short. Cash pledged as collateral for securities sold short is in addition to the Fund’s securities pledged as collateral as noted in the Portfolio of Investments.

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of

Operations	Year Ended June 30, 2015

Investment Income	$805,580
Expenses
Management fees	166,112
12b-1 service fees – Class A Shares	121
12b-1 distribution and service fees – Class C Shares	483
Interest expense on securities sold short	25,516
Prime broker expenses	8,113
Shareholder servicing agent fees	622
Custodian fees	18,453
Trustees fees	553
Professional fees	28,500
Shareholder reporting expenses	28,227
Federal and state registration fees	3,379
Other	7,167
Total expenses before fee waiver/expense reimbursement	287,246
Fee waiver/expense reimbursement	(62,676)
Net expenses	224,570
Net investment income (loss)	581,010
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(165,989)
Securities sold short	(71,245)
Swaps	(102,609)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,116,135)
Securities sold short	50,016
Swaps	22,956
Net realized and unrealized gain (loss)	(1,383,006)
Net increase (decrease) in net assets from operations	(801,996)

See accompanying notes to financial statements.

24	Nuveen Investments

Statement of

Changes in Net Assets

	Year Ended 6/30/15	For the period 1/15/14 (commencement of operations) through 6/30/14
Operations
Net investment income (loss)	$581,010	$227,723
Net realized gain (loss) from:
Investments	(165,989)	118,923
Securities sold short	(71,245)	(28)
Swaps	(102,609)	(15,525)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,116,135)	411,532
Securities sold short	50,016	(31,641)
Swaps	22,956	(18,708)
Net increase (decrease) in net assets from operations	(801,996)	692,276
Distributions to Shareholders
From net investment income:
Class A Shares	(2,928)	(510)
Class C Shares	(2,522)	(412)
Class I Shares	(609,771)	(107,663)
From accumulated net realized gains:
Class A Shares	(626)	—
Class C Shares	(626)	—
Class I Shares	(124,587)	—
Decrease in net assets from distributions to shareholders	(741,060)	(108,585)
Fund Share Transactions
Proceeds from sale of shares	50,000	10,000,000
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,896	—
Net increase (decrease) in net assets from Fund share transactions	52,896	10,000,000
Net increase (decrease) in net assets	(1,490,160)	10,583,691
Net assets at the beginning of period	10,583,691	—
Net assets at the end of period	$9,093,531	$10,583,691
Undistributed (Over-distribution of) net investment income at the end of period	$12,609	$101,687

See accompanying notes to financial statements.

Nuveen Investments	25

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended June 30,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (1/14)
2015	$21.16	$1.11	$(2.76)	$(1.65)	$(1.17)	$(0.25)	$(1.42)	$18.09
2014(e)	20.00	0.43	0.93	1.36	(0.20)	—	(0.20)	21.16
Class C (1/14)
2015	21.12	0.96	(2.75)	(1.79)	(1.01)	(0.25)	(1.26)	18.07
2014(e)	20.00	0.36	0.93	1.29	(0.17)	—	(0.17)	21.12
Class I (1/14)
2015	21.17	1.16	(2.76)	(1.60)	(1.23)	(0.25)	(1.48)	18.09
2014(e)	20.00	0.46	0.93	1.39	(0.22)	—	(0.22)	21.17

26	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement(d)				Ratios to Average Net Assets After Waiver/Reimbursement(c)(d)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

(7.83)%	$45	3.21%		5.11%		2.56%		5.75%		117%
6.83	53	2.87	*	4.22	*	2.52	*	4.57	*	76

(8.53)	45	3.95		4.36		3.31		5.00		117
6.43	53	3.63	*	3.46	*	3.27	*	3.82	*	76

(7.61)	9,003	2.96		5.35		2.31		6.00		117
6.95	10,478	2.63	*	4.46	*	2.27	*	4.82	*	76

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser.
(d)	Each ratio includes the effect of interest expenses and prime broker expense on securities sold short as follows:

	Ratios of Interest Expense on Securities Sold Short to Average Net Assets						Ratios of Prime Broker Expenses to Average Net Assets
Year Ended June 30,	Class A		Class C		Class I		Class A		Class C		Class I
2015	0.26%		0.26%		0.26%		0.09%		0.09%		0.09%
2014(e)	0.26	%*	0.26	%*	0.26	%*	0.04	%*	0.04	%*	0.04	%*
(e)	For the period January 15, 2014 (commencement of operations) through June 30, 2014.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

The Nuveen Investment Trust III (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Symphony Dynamic Credit Fund (the “Fund”), a diversified fund, among others. The Trust was organized as a Massachusetts business trust on August 20, 1998.

The end of the reporting period for the Fund is June 30, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended June 30, 2015 (“the current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for the Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Symphony Asset Management LLC (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives and Principal Investment Strategies

The Fund’s investment objective is to seek total return. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes (including assets acquired through the Fund’s short sales) in debt securities, including exchange-traded funds (“ETFs”) that provide exposure to debt securities. The Fund will obtain long investment exposures to debt securities by investing directly in such securities and by investing in ETFs and derivative instruments that provide exposure to debt securities. The Fund generally will obtain short investment exposures to debt securities through derivative instruments that provide exposure to debt securities and through short sales of ETFs, although it may also engage in short sales of individual debt securities. The Sub-Adviser will vary the level of the Fund’s long and short positions in order to obtain a level of net investment exposure to the fixed income markets (either positive or negative) that it believes is advisable given the current market conditions. The Fund may have long positions totaling up to 150% of its net assets and short positions totaling up to 80% of its net assets, and will maintain a net investment exposure (long positions minus short positions) ranging from approximately -30% to 130% of net assets. The investment exposure provided by derivative positions will be measured using their notional values.

Debt securities in which the Fund invests directly include corporate bonds, convertible bonds, loans and U.S. Treasury and agency securities. The Fund may invest without limit in debt securities that are rated below investment-grade or, if unrated, deemed by the Sub-Adviser to be of comparable quality. Below investment-grade securities are commonly referred to as “high yield” or “junk” bonds. The Fund may invest in debt securities issued by non-U.S. companies, including emerging market companies, if such securities are denominated in U.S. dollars. The Fund’s investments in emerging market companies are limited to 25% of net assets. In addition to investing directly in debt securities, the Fund may obtain long and short investment exposures to debt securities by investing in ETFs. Such investments will be made in order to gain exposure to broad segments of the bond market, or to particular industries or sectors of the market.

The Fund may also obtain long and short investment exposures to debt securities and to other permitted investments through the use of derivative instruments, including options, interest rate futures contracts, options on interest rate futures contracts, interest rate swaps, credit default swaps, total return swaps and options on the foregoing types of swaps.

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

28	Nuveen Investments

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$280,000

Investment Income

Investment income on investments purchased, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and interest expense on securities sold short is recorded on an accrual basis.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared daily and distributed to shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Nuveen Investments	29

Notes to Financial Statements (continued)

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed income securities are provided by a pricing service approved by the Fund’s Board of Trustees (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Prices of swap contracts are also provided by a pricing service approved by the Board using the same methods as described above and are generally classified as Level 2.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

30	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Corporate Bonds	$—	$8,386,094	$—	$8,386,094
Convertible Bonds	—	52,906	—	52,906
Short-Term Investments
Repurchase Agreements	—	762,269	—	762,269
Securities Sold Short*:
Corporate Bonds Sold Short	—	(475,250)	—	(475,250)
Investments in Derivatives:
Credit Default Swaps**	—	4,248	—	4,248
Total	$—	$8,730,267	$—	$8,730,267
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

Nuveen Investments	31

Notes to Financial Statements (continued)

The following table presents the repurchase agreements for the Fund that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Counterparty	Short-Term Investments, at value	Collateral Pledged To (From) Counterparty*	Net Exposure
Fixed Income Clearing Corporation	$762,269	$(762,269)	$—
*	As of the current fiscal period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Short Sale Transactions

The Fund pursues a “long/short” investment strategy, pursuant to which it sells securities short and may purchase additional long investments with some or all of the proceeds of the short sale transactions.

When the Fund sells a security short, it borrows the security from a third party and segregates assets as collateral to secure its obligation to return the security to the lender either upon closing out the short position or upon demand from the lender. Proceeds from short selling may be used to finance the purchase of additional securities for the Fund’s long portfolio. The amount of collateral required to be pledged to borrow a security is determined by reference to the market value of the security borrowed. The value of the collateral required to be pledged as of the end of the reporting period is disclosed in the Fund’s Portfolio of Investments. The Fund is obligated to pay the party from whom the securities were borrowed interest accrued and/or dividends declared on the security and recognizes such amounts as “Interest expense on securities sold short” on the Statement of Operations. Short sales are valued daily, and the corresponding unrealized gains and losses are recognized as “Change in net unrealized appreciation (depreciation) of securities sold short” on the Statement of Operations. Liabilities for securities sold short are reported at market value on the Statement of Assets and Liabilities. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the related amounts shown on the Statement of Assets and Liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund’s losses on short sales are potentially unlimited because there is no upward limit on the price a borrowed security could attain. The Fund will realize a gain if the price of the security declines between those dates. Gains and losses from securities sold short are recognized as “Net realized gain (loss) from securities sold short” on the Statement of Operations.

Bank of America Merrill Lynch (“BAML”) facilitates the short sales transactions for the Fund. The Fund currently pays prime brokerage fees to BAML for its services for the Fund, which are recognized as “Prime broker expenses” on the Statement of Operations, when applicable.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Credit Default Swaps

The Fund may enter into a credit default swap contract to seek to maintain a total return on a particular investment or portion of its portfolio, or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap contracts involve one party making a stream of payments to another party in exchange for the right to receive a specified return if/when there is a credit event by a third party. Generally, a credit event means bankruptcy, failure to pay, or restructuring. The specific credit events applicable for each credit default swap are stated in the terms of the particular swap agreement. Upon occurrence of a specific credit event with respect to the underlying referenced entity, the Fund will either (i) receive that security, or an equivalent amount of cash, from the counterparty in exchange for payment of the notional amount to the counterparty, or (ii) pay a net settlement amount of the credit default swap contract less the recovery value of the referenced obligation or underlying securities comprising the referenced index. The difference between the value of the security delivered and the notional amount received is recorded as a realized gain or loss. Payments received or made at the beginning of the measurement period are recognized as a component of “Credit default swaps premiums paid and/or received” on the Statement of Assets and Liabilities, when applicable.

Credit default swap contracts are valued daily. Changes in the value of a credit default swap during the fiscal period are recognized as a component of “Change in net unrealized appreciation (depreciation) of swaps” and realized gains and losses are recognized as a component of “Net realized gain (loss) from swaps” on the Statement of Operations.

For over-the-counter swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as components of “Unrealized appreciation or depreciation on credit default swaps (, net)” on the Statement of Assets and Liabilities.

32	Nuveen Investments

Investments in swaps cleared through an exchange obligate the Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s “mark-to-market” of the swap. If the Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if the Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on swap contracts” on the Statement of Assets and Liabilities. The maximum potential amount of future payments the Fund could incur as a buyer or seller of protection in a credit default swap contract is limited to the notional amount of the contract. The maximum potential amount would be offset by the recovery value, if any, of the respective referenced entity. In certain instances, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities.

During the current fiscal period, the Fund invested in credit default swap contracts to add diversified exposure to a broad segment of the credit markets, or to express a view on credit as part of an overall portfolio sector management strategy.

The average notional amount of credit default swap contracts outstanding during the current fiscal period was as follows:

Average notional amount of credit default swap contracts outstanding*	$1,791,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal period and at the end of each fiscal quarter within the current fiscal period.

The following table presents the fair value of all swap contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instruments	Location	Value	Location	Value
Credit	Swaps	Unrealized appreciation on credit default swaps**	$8,298	Unrealized depreciation on credit default swaps, net**	$913
		—	—	Unrealized depreciation on credit default swaps, net**	(4,963)
Total			$8,298		$(4,050)
**	Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and not reflected in the cumulative unrealized appreciation (depreciation) presented above.

The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Counterparty	Gross Unrealized Appreciation on Credit Default Swaps***	Gross Unrealized (Depreciation) on Credit Default Swaps***	Amounts Netted on Statement of Assets and Liabilities	Net Unrealized Appreciation (Depreciation) on Credit Default Swaps	Collateral Pledged to (from) Counterparty	Net Exposure
Citibank N.A.	$8,129	$—	$—	$8,129	$(8,129)	$—
Goldman Sachs	169	—	—	169	(169)	—
JPMorgan	913	(4,963)	913	(4,050)	4,050	—
Total	$9,211	$(4,963)	$913	$4,248	$(4,248)	$—
*** Represents	gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on swap contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Swaps	Change in Net Unrealized Appreciation (Depreciation) of Swaps
Credit	Swaps	$(102,609)	$22,956

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Nuveen Investments	33

Notes to Financial Statements (continued)

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Transactions in Fund shares during the current and prior fiscal periods were as follows:

	Year Ended 6/30/15		For the period 1/15/2014 (commencement of operations) through 6/30/2014
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$—	2,500	$50,000
Class C	—	—	2,500	50,000
Class I	2,551	50,000	495,000	9,900,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	157	2,896	—	—
	2,708	52,896	500,000	10,000,000
Shares redeemed:
Class A	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
	—	—	—	—
Net increase (decrease)	2,708	$52,896	500,000	$10,000,000

5. Investment Transactions

Long-term purchases and sales (including maturities and transactions for securities sold short, but excluding derivative transactions) during the current fiscal period aggregated $12,128,113 and $12,536,474, respectively.

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Fund.

34	Nuveen Investments

As of June 30, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding securities sold short and investments in derivatives), as determined on a federal income tax basis, were as follows:

Cost of investments	$9,918,002
Gross unrealized:
Appreciation	$100,179
Depreciation	(816,912)
Net unrealized appreciation (depreciation) of investments	$(716,733)

Permanent differences, primarily due to premium amortization, treatment of notional principal contracts, federal taxes paid and distribution reallocations, resulted in reclassifications among the Fund’s components of net assets as of June 30, 2015, the Fund’s tax year end, as follows:

Capital paid-in	$(363)
Undistributed (Over-distribution of) net investment income	(54,867)
Accumulated net realized gain (loss)	55,230

The tax components of undistributed net ordinary income and net long-term capital gains as of June 30, 2015, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1,2]	$67,747
Undistributed net long-term capital gains	—
[1]	Undistributed net ordinary income (on a tax basis) has not been reduced for the dividends declared during the period June 1, 2015 through June 30, 2015, and paid on July 1, 2015.
[2]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax years ended June 30, 2015 and June 30, 2014 was designated for purposes of the dividends paid deduction as follows:

2015
Distributions from net ordinary income[2]	$735,078
Distributions from net long-term capital gains	—

Period January 15, 2014 (commencement of operations) through June 30, 2014
Distributions from net ordinary income[2]	$72,390
Distributions from net long-term capital gains	—
[2]	Net ordinary income consists of taxable income derived from dividends, interest and net short-term capital gains, if any.

As of June 30, 2015, the Fund’s tax year end, the Fund had unused capital loss carry forwards available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Capital loss carryforwards- not subject to expiration	$289,473

7. Management Fees and Other Transactions with Affiliates

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fee paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee
For the first $125 million	1.5500%
For the next $125 million	1.5375
For the next $250 million	1.5250
For the next $500 million	1.5125
For the next $1 billion	1.5000
For net assets over $2 billion	1.4750

Nuveen Investments	35

Notes to Financial Statements (continued)

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2015, the complex-level fee rate for the Fund was 0.1643%.

The Adviser has agreed to waive fees and/or reimburse expenses through October 31, 2016, so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities (including prime broker fees and charges on short sales), dividends and interest expense on securities sold short and extraordinary expenses) do not exceed 2.00% of the average daily net assets of any class of Fund shares.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$369

As of the end of the reporting period, Nuveen owned shares of the Fund as follows:

Class A Shares	2,500
Class C Shares	2,500
Class I Shares	497,708

8. Borrowing Arrangements

During the current fiscal period, the Fund participated in an unsecured bank line of credit (“Unsecured Credit Line”) under which outstanding balances would bear interest at a variable rate. The Fund did not draw on this Unsecured Credit Line during the current fiscal period.

Subsequent to the reporting period, the Fund, along with certain other funds managed by the Adviser (“Participating Funds”), entered into a 364-day, $2.53 billion credit agreement with a group of lenders, under which the Participating Funds may borrow. This credit agreement replaces the Unsecured Credit Line described above.

The credit agreement expires in July 2016 unless extended or renewed. The credit agreement has the following terms: a fee of 0.15% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

36	Nuveen Investments

9. New Accounting Pronouncement

Financial Accounting Standards Board (“FASB”) Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures

In June 2014, the FASB issued Accounting Standards Update (“ASU”) 2014-11, Transfers and Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures” (“ASU 2014-11”), that expanded secured borrowing accounting for certain reverse repurchase agreements. ASU 2014-11 also sets forth additional disclosure requirements for certain transactions accounted for as sales in order to provide financial statement users with information to compare to similar transactions accounted for as secured borrowings. ASU 2014-11 is effective prospectively for annual periods beginning after December 15, 2014, and interim periods beginning after March 15, 2015. Management is currently evaluating the impact, if any, of ASU 2014-11 on the Fund’s financial statement disclosures.

Nuveen Investments	37

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Symphony Asset Management LLC 555 California Street Rene Suite 2975 San Francisco, CA 94104	Independent Registered Public Accounting Firm KPMG LLP Chicago, IL 60601 Custodian State Street Bank & Trust Company Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

38	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

BofA/Merrill Lynch U.S. High Yield Master II Index: Tracks the performance of U.S. Dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges and management fee.

Credit Suisse Leveraged Loan Index: An unmanaged market value-weighted index designed to mirror the investable universe of the U.S. Dollar-denominated leveraged loan market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Alternative Credit Focus Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Alternative Credit Focus Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Long Position: A security the fund owns in its portfolio.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Short Position: A security the fund does not own but has sold through the delivery of a borrowed security.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	39

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Trustees of the Fund (the “Board,” and each Trustee, a “Board Member”), including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the Fund and determining whether to continue the Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Symphony Asset Management LLC (the “Sub-Adviser”). Following an initial term with respect to the Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Fund.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Fund compared to peers; a description and assessment of shareholder service levels for the Fund; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Fund’s investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Fund, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board took into account all factors it believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Fund and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors

40	Nuveen Investments

in reaching his or her conclusions with respect to the Advisory Agreements of the Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Fund, the performance record of the Fund (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Fund over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Fund was a registered investment company that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Fund. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Fund. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreement and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of the Fund.

Nuveen Investments	41

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of the Fund over various time periods. The Board reviewed reports, including an analysis of the Fund’s performance and the investment team. The Board reviewed, among other things, the Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter ending December 31, 2014, as well as performance information reflecting the first quarter of 2015. In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of the Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.

The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted that the Fund was new with a performance history that was too short to make a conclusive assessment of its limited performance record.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of the Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for the Fund. The Board reviewed, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratio paid by investors in the Fund was the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Fund.

42	Nuveen Investments

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Fund’s fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Fund had a higher net management fee and net expense ratio compared to the peer averages. The Board noted that the higher comparative expense ratio was generally due to comparisons with funds that do not employ shorting as part of their overall investment strategy, thereby limiting the usefulness of the comparative data. Accordingly, in addition to the Peer Group, the Board also compared the Fund’s net expense ratio to that of a custom peer group with peers that employ shorting provided by the Adviser and noted the Fund’s net expense average was slightly below the net expense average of such custom peer group.

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that the Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers. With respect to the Sub-Adviser, such other clients included equity and taxable fixed-income hedge funds and the Board reviewed the average fee rate and range of fee rates along with the performance fee assessed such clients.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Fund and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Fund and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history

Nuveen Investments	43

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are generally comprised of a fund-level component and complex-level component. Each component of the management fee for the Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior

44	Nuveen Investments

to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Fund’s principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Fund’s portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Fund. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Fund and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Fund. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

Nuveen Investments	45

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of trustees of the Funds. The number of directors of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustee:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	194
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	194
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and President (since 2012) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	194
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	194

46	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	194
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	194
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	194
Virginia L. Stringer 1944 333 W. Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; non-profit board member; former governance consultant; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; former Member, Governing Board, Investment Company Institute’s Independent Directors Council; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	194
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and a member of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	194

Nuveen Investments	47

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Interested Trustee:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	194
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	194

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	195
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	195
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	195

48	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	195
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015

Managing Director and Controller of Nuveen Fund Advisors, LLC and Nuveen Commodities Asset Management, LLC; Managing Director, Treasurer and Controller of Nuveen Asset Management, LLC; Managing Director, Treasurer and Corporate Controller of Nuveen Investments, Inc., Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC, Santa Barbara Asset Management, LLC , Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.

				195
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	195
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	195
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	195
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	195
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	195

Nuveen Investments	49

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	107

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

50	Nuveen Investments

Notes

Nuveen Investments	51

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed $230 billion as of June 30, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-SDCF-0615P        10022-INV-Y-08/16

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP (engaged on August 7, 2014), the Funds’ current auditor, and Ernst & Young LLP, the Funds’ former auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that Ernst & Young LLP & KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the preapproval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUNDS

Fiscal Year Ended June 30, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Symphony Dynamic Credit Fund	25,500	0	0	0

Total	$25,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Dynamic Credit Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
* Nuveen Symphony Dynamic Credit Fund	17,500	0	0	0

Total	$17,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

*	Fund commenced operations 1/15/14.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Symphony Dynamic Credit Fund	0%	0%	0%	0%

Fiscal Year Ended June 30, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust III	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended June 30, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Dynamic Credit Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended June 30, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Symphony Dynamic Credit Fund	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust III

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: September 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: September 8, 2015

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: September 8, 2015